                    VIRTUAL OPEN NETWORK ENVIRONMENT CORPORATION
                              1996 INCENTIVE STOCK PLAN

     Article I.  Purpose, Adoption and Term of the Plan

              1.01 Purpose. The purpose of the Virtual Open Network Environment Corporation 1996 Incentive Stock Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined), if any, by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, key employees and consultants through the grant of awards with respect to shares of Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, key employees and consultants upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, key employees and consultants as may be needed for the continued improvement of its business.

              1.02 Adoption and Term. The Plan shall become effective on June 12, 1996 ("Effective Date"), subject to the prior approval of a simple majority of the holders of Voting Stock (as hereinafter defined) represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Voting Stock. The Plan shall terminate on June 11, 2006, or such earlier date as shall be determined by the Board (as hereinafter defined).

     Article II.  Definitions

              For purposes of the Plan, capitalized terms shall have the following meanings:

              2.01 Award means (a) any grant to an Employee or a Consultant Participant of any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, or Restricted Shares described in Article VII, or (b) any grant to a Non-Employee Director of a Non-Employee Director Option described in Article VIII.

              2.02 Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.


              2.03 Beneficiary means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

              2.04  Board means the Board of Directors of the Company.

              2.05 Cause means, with respect to an Employee Participant or a Consultant Participant, termination for, as determined by the Committee in its sole discretion, (i) dishonest or fraudulent conduct relating to the
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     Company or any of its Subsidiaries or their businesses; (ii) conviction of any felony that, in the judgment of the Committee, involves moral turpitude or otherwise reflects on the Company or any of its Subsidiaries in a significantly adverse way; or (iii) gross neglect by the Participant in the performance of his or her duties as an employee or a consultant, or any material breach by a Participant under any employment agreement or consulting agreement with the Company or any of its Subsidiaries.

              2.06 Change in Control shall mean the occurrence, after the Effective Date, of any of the following events, directly or indirectly or in one or more series of transactions:

                      (i) Approval of the Company's shareholders of a consolidation or merger of the Company with any Third Party, unless the Company is the entity surviving such merger or consolidation;

                      (ii) Approval of the Company's shareholders of a transfer of all or substantially all of the assets of the Company to a Third Party or a complete liquidation or dissolution of the Company;

                      (iii) A Third Party (other than James F. Chen and his affiliates), directly or indirectly, through one or more subsidiaries or transactions or acting in concert with one or more persons or entities:

                               (A)     acquires beneficial
                      ownership of more than 20% of the Voting
                      Stock;

                               (B)  acquires irrevocable
                      proxies representing more than 20% of
                      the Voting Stock;

                               (C) acquires any combination of
                      beneficial ownership of Voting Stock and irrevocable proxies representing more than 20% of the Voting Stock;

                               (D)  acquires the ability to
                      control in any manner the election of a
                      majority of the directors of the
                      Company; or

                               (E)  acquires the ability to
                      directly or indirectly exercise a
                      controlling influence over the
                      management or policies of the Company;

                      (iv) any election has occurred of persons to the Board that causes a majority of the Board to consist of

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              persons other than (A) persons who were members of the
              Board on the Effective Date and/or (B) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on the Effective Date; provided, however, that any persons nominated for election by the Board (or a committee of the Board), a majority of whom are persons described in clauses (A) and/or (B), or are persons who were themselves nominated by such Board (or a committee of such Board), shall for this purpose be deemed to have been nominated by a Board composed of persons described in clause (A); or

                      (v) A determination is made by the SEC or any similar agency having regulatory control over the Company that a change in control, as defined in the securities laws or regulations then applicable to the Company, has occurred.

     Notwithstanding any provision contained herein, a Change in Control shall not include any of the above described events if they are the result of a Third Party's inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 20% or more of the Voting Stock, and the Third Party as promptly as practicable thereafter divests itself of beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 20% or more of the Voting Stock.

              2.07 Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

              2.08 Committee means a committee of the Board as may be appointed, from time to time, by the Board. The Board may, from time to time, appoint members of the Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall be composed of at least three directors of the Company, each of whom is a "disinterested person" as defined in Rule 16b-3, as promulgated by the SEC under the Exchange Act, and an "outside director" within the meaning of Section 162(m). The Committee shall have the power and authority to administer the Plan in accordance with Article III.

              2.09 Common Stock means the Common Stock, par value $.001 per share, of the Company.




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              2.10  Company means Virtual Open Network Environment Corporation, a corporation organized under the laws of the State of Delaware, and its successors.

              2.11 Consultant Participant means a Participant who is a consultant to the Company or one of its Subsidiaries.

              2.12 Date of Grant means the date designated by the Plan or the Committee as the date as of which an Award is granted, which shall not be earlier than the date on which the Committee approves the granting of such Award.

              2.13 Disability means any physical or mental injury or disease of a permanent nature that renders an Employee or a Consultant Participant incapable of meeting the requirements of the employment or other work that Employee or Consultant Participant performed immediately before that disability commenced. The determination of whether an Employee or a Consultant Participant is disabled and when an Employee or a Consultant Participant becomes disabled shall be made by the Committee in its sole and absolute discretion.

              2.14 Disability Date means the date which is six months after the date on which an Employee or a Consultant Participant is first absent from active employment or work with the Company due to a Disability.

              2.15 Employee Participant means a Participant who is an employee of the Company or one of its Subsidiaries.

              2.16 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

              2.17 Exchange Act means the Securities Exchange Act of 1934, as amended.

              2.18 Fair Market Value of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined in good faith by the Committee, which determination may be based on, among other things, the opinion of

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     one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

              2.19 Incentive Stock Option means an Option designated as an incentive stock option and that meets the requirements of Section 422 of the Code.

              2.20 Non-Employee Director means each member of the Board who is not an employee of the Company or of any of its Subsidiaries.

              2.21 Non-Employee Director Option means an Option granted in accordance with Article VIII.

              2.22 Non-Qualified Stock Option means an Option that is not an Incentive Stock Option.

              2.23 Option means any option to purchase Common Stock granted to a Participant pursuant to Article VI or to a Non-Employee Director pursuant to Article VIII.

              2.24 Participant means any employee of or consultant to the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Article VI and/or Restricted Shares under the Plan in accordance with Article VII and, solely to the extent provided in Article VIII, any Non-Employee Director.

              2.25 Plan means the Virtual Open Network Environment Corporation 1996 Incentive Stock Plan as set forth herein, and as the same may be amended from time to time.

              2.26     Reload Option shall have the meaning set forth in
     Section 6.03(e) of the Plan.

              2.27 Restricted Shares means shares of Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

              2.28 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as amended, and any successor rule.

              2.29  SEC means the Securities and Exchange Commission.

              2.30 Section 162(m) means Section 162(m) of the Code and the regulations thereunder.

              2.31 Subsidiary means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.



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              2.32  Ten Percent Shareholder means a Participant who, at the time of grant of an Option, owns (or is deemed to own under Section 424(d) of the Code) more than 10% of the Voting Stock.

              2.33 Termination of Employment means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee. Termination of Employment means, with respect to a consultant, termination of his or her services as a consultant to the Company or one of its Subsidiaries.

              2.34 Third Party includes a single person or a group of persons or entities acting in concert not wholly owned directly or indirectly by the Company.

              2.35 Voting Stock means the classes of stock of the Company entitled to vote generally in the election of directors of the Company.

     Article III.  Administration

              3.01 Committee. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants other than with respect to Non-Employee Director Options granted under Article VIII. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the officers, other key employees and consultants to whom Awards may be granted, to determine the terms and provisions of the respective Award Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to determine whether the shares offered with respect to an Award will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Award granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect.

              3.02 Actions of the Committee. All determinations of the Committee shall be made by a majority vote of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.


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     Article IV.  Shares of Common Stock

              4.01 Number of Shares of Common Stock Issuable. Subject to adjustments as provided in Section 9.05, 3,500,000 shares of Common Stock shall be available for Awards under the Plan. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

              4.02 Calculation of Number of Shares of Common Stock Awarded to any Participant. In the event the purchase price of an Option is paid, or tax or withholding payments relating to an Award are satisfied, in whole or in part through the delivery of shares of Common Stock, a Participant will be deemed to have received an Award with respect to those shares of Common Stock.

              4.03 Shares of Common Stock Subject to Terminated Awards. The Common Stock covered by any unexercised portions of terminated Options, shares of Common Stock forfeited as provided in Section 7.02(a) and shares of Common Stock subject to Awards that are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan.

     Article V.  Participation

              5.01 Eligible Participants. Participants in the Plan shall include such officers, other key employees of and consultants to the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole discretion, may designate from time to time.
     In making such designation, the Committee may take into account the nature of the services rendered by the officers, key employees and consultants, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its discretion, may deem relevant. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. A Participant may hold more than one Award granted under the Plan. During the term of the Plan, no Employee Participant may receive Awards with respect to more than 750,000 shares of Common Stock.

              Non-Employee Directors shall receive Non-Employee Director Options in accordance with Article VIII, the provisions of which are automatic and non-discretionary in operation. Non-Employee Directors shall not be eligible to receive any other Awards under the Plan unless they are no longer Non-Employee Directors on the Date of Grant of such Awards.





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     Article VI.  Stock Options

              6.01 Grant of Option. Any Option granted under this Article VI shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant. Under this Article VI, the Committee may grant to any Employee or Consultant Participant one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Options; provided, however, that Incentive Stock Options may only be granted to Employee Participants. To the extent any Option does not qualify as an Incentive Stock Option (whether because of its provisions, the time or manner of its exercise or otherwise), that Option or the portion thereof that does not so qualify shall constitute a separate Non-Qualified Stock Option.

              6.02 Incentive Stock Options. In the case of any grant of an Incentive Stock Option, whenever possible, each provision hereof and in any Award Agreement relating to such Option shall be interpreted to entitle the holder thereof to the tax treatment afforded by Section 422 of the Code, except in connection with the exercise of Options following a Participant's Termination of Employment, except in accordance with a specific determination of the Committee with the consent of the affected Participant and except to the extent that the operation of Section 9.05 would cause an Option to no longer be entitled to such treatment. If any provision hereof or that Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (a) that provision shall be deemed to have contained from the outset such language as is necessary to entitle the Option to the tax treatment afforded under
     Section 422 of the Code; and (b) all other provisions hereof and of that Award Agreement remain in full force and effect. Except as otherwise specified in the first sentence of this Section 6.02, if any Award Agreement covering an Option the Committee designates to be an Incentive Stock Option hereunder does not explicitly include any term required to entitle that Incentive Stock Option to the tax treatment afforded by
     Section 422 of the Code, all such terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all such terms.

              6.03 Terms of Options. Options granted under this Article VI shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                      (a) Option Price. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but, if the Option is an Incentive Stock Option, the option price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant; provided, however, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the option price

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              per share shall be at least 110% of the Fair Market Value
              of a share of Common Stock on the Date of Grant.

                      (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after its Date of Grant; provided, however, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Option shall not be exercisable more than five years after its Date of Grant.

                      (c) Exercisability. An Award Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates, restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on the transfer of the underlying shares of Common Stock, if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.03(b) and (h). If an Option is an Incentive Stock Option and if required by Section 422 of the Code, the aggregate Fair Market Value of the shares of Common Stock underlying such Option (determined at the time the Option is granted) that becomes exercisable in any one calendar year shall not exceed $100,000.

                      (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.03(c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its sole discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; provided, however, that the right to make payment of the purchase price of an Incentive Stock Option in the form of already owned shares may be authorized only at the time of grant. Any already owned Common Stock used for payment must have been held by the Participant for at least six months. No

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              Common Stock shall be issued on exercise of an Option
              until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

                      (e) Reload Options. The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that an Employee or a Consultant Participant shall be granted a Non-Qualified Stock Option (a "Reload Option") in the event such Participant exercises all or a part of an Option (an "Original Option") by surrendering in accordance with Section 6.03(d) of the Plan already owned shares of Common Stock in full or partial payment of the purchase price under the Original Option, subject to the availability of shares of Common Stock under the Plan at the time of such exercise; provided, however, that no Reload Option shall be granted to a Non-Employee Director. Each Reload Option shall cover a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the purchase price under such Original Option, shall have a purchase price per share of Common Stock equal to the 100% of the Fair Market Value of a share of Common Stock on the Date of Grant of such Reload Option, and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time after the time of grant of such Reload Option (or, as the Committee in its sole discretion shall determine at or after the time of grant, at such time or times as shall be specified in the Reload Option). Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 6.03(e), as the Committee in its sole discretion shall specify at or after the Date of Grant of such Reload Option. A Reload Option shall contain such other terms and conditions, which may include a restriction on the transferability of the shares of Common Stock received upon exercise of the Original Option representing at least the after-tax profit received upon exercise of the Original Option, as the Committee in its sole discretion shall deem desirable, and which may be set forth in rules or guidelines adopted by the Committee or in the Award Agreements evidencing the Reload Options.

                      (f) Non-Transferability of Options. No Option shall be transferable by the Participant otherwise than by will or the laws of descent and distribution.

                      (g) Acceleration or Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit

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              purchase of Common Stock subject to any Option granted to
              an Employee or a Consultant Participant prior to the time such Option would otherwise become exercisable under the terms of the Award Agreement. In addition, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to an Employee or a Consultant Participant to be exercised after its expiration date, subject, however to the limitation set forth in Section 6.03(b).

                      (h)  Exercise of Options Upon Termination of
              Employment.

                               (i)  Exercise of Vested Options
                      Upon Termination of Employment.

                                       (A)  Termination.
                               Unless the Committee, in its
                               sole discretion, provides for a
                               shorter or longer period of time
                               in the Award Agreement or a
                               longer period of time in
                               accordance with Section 6.03(g),
                               upon an Employee or a Consultant
                               Participant's Termination of
                               Employment other than by reason
                               of death or Disability, an
                               Employee or a Consultant
                               Participant may, within three
                               months from the date of such
                               Termination of Employment,
                               exercise all or any part of his
                               or her Options as were
                               exercisable on the date of
                               Termination of Employment if
                               such Termination of Employment
                               is not for Cause.  If such
                               Termination of Employment is for
                               Cause, the right of the Employee
                               or Consultant Participant to
                               exercise such Options shall
                               terminate on the date of
                               Termination of Employment.  In
                               no event, however, may any
                               Option be exercised later than
                               the date determined pursuant to
                               Section 6.03(b).

                                       (B)  Disability.
                               Unless the Committee, in its
                               sole discretion, provides for a
                               shorter or longer period of time

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                               in the Award Agreement or a
                               longer period of time in
                               accordance with Section 6.03(g),
                               upon an Employee or a Consultant
                               Participant's Disability Date,
                               the Employee or Consultant
                               Participant may, within one year
                               after the Disability Date,
                               exercise all or a part of his or
                               her Options, whether or not such
                               Option was exercisable on the
                               Disability Date, but only to the
                               extent not previously exercised.
                               In no event, however, may any
                               Option be exercised later than
                               the date determined pursuant to
                               Section 6.03(b).

                                       (C)  Death.  Unless the
                               Committee, in its sole
                               discretion, provides for a
                               shorter or longer period of time
                               in the Award Agreement or a
                               longer period of time in
                               accordance with Section 6.03(g),
                               in the event of the death of an
                               Employee or a Consultant
                               Participant while employed by
                               the Company, the right of the
                               Employee or Consultant
                               Participant's Beneficiary to
                               exercise the Option in full
                               (whether or not all or any part
                               of the Option was exercisable as
                               of the date of death of the
                               Employee or Consultant
                               Participant, but only to the
                               extent not previously exercised)
                               shall expire upon the expiration
                               of one year from the date of the
                               Employee or Consultant
                               Participant's death or on the
                               date of expiration of the Option
                               determined pursuant to Section
                               6.03(b), whichever is earlier.

                                (ii)  Expiration of Unvested
                      Options Upon Termination of Employment.
                      Subject to Sections 6.03(g) and
                      6.03(h)(i)(B) and (C), to the extent all or any part of an Option granted to an Employee or a Consultant Participant was

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                      not exercisable as of the date of
                      Termination of Employment, such right
                      shall expire at the date of such
                      Termination of Employment.
                      Notwithstanding the foregoing, the
                      Committee, in its sole discretion and
                      under such terms as it deems
                      appropriate, may permit an Employee or a Consultant Participant who will continue to render significant services to the Company after his or her Termination of Employment to continue to accrue service with respect to the right to exercise his or her Options during the period in which the individual continues to render such services.

     Article VII.  Restricted Shares

              7.01 Restricted Share Awards. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Committee may grant to any Employee or Consultant Participant an Award of shares of Common Stock in such number, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish. The terms of any Restricted Share Award granted under the Plan shall be set forth in an Award Agreement, which shall contain provisions determined by the Committee and not inconsistent with the Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

                      (a) Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company shares of Common Stock, registered on behalf of the Participant in nominee form, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. Each Participant, as a condition to the receipt of a Restricted Share Award, shall pay to the Company in cash the par value of a share of Common Stock multiplied by the number of shares of Common Stock covered by such Restricted Share Award. All shares of Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the stock certificates representing such Restricted Shares shall be held in custody by the Company or its designee. Upon the lapse

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              or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more stock certificates, registered in the name of the Participant, for an appropriate number of shares of Common Stock as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement, shall be delivered to the Participant.

                      (b) Shareholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a shareholder of the Company with respect to all shares of Common Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares of Common Stock and, except as otherwise determined by the Committee and specified in the applicable Award Agreement, the right to receive dividends (or dividend equivalents); provided, however, that any shares of Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be held in custody by the Company as prescribed in Section 7.01(a).

                      (c) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

                      (d) Delivery of Shares of Common Stock Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 9.04, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more stock certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

              7.02  Terms of Restricted Shares.

                      (a)      Forfeiture of Restricted Shares.  Subject to
              Section 7.02(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or any Subsidiary of the Company as an employee or consultant, as the case may be, until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

                      (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of Restricted Shares) as the Committee shall deem appropriate, provided that the Participant shall at that time have completed at least one year of employment or service as a consultant after the Date of Grant.

     Article VIII.  Non-Employee Director Options

              8.01 Grant of Non-Employee Director Options. On the date a Non-Employee Director is elected as such for the first time by the holders of Voting Stock, such person shall be granted a Non-Employee Director Option consisting of an Option to purchase 10,000 shares of Common Stock; provided, however, that Non-Employee Directors who are first elected as such by the holders of Voting Stock prior to the 1996 annual meeting of holders of Voting Stock shall not be entitled to receive a Non-Employee Director Option under this Article VIII. The option price for such Non-Employee Director Options shall be the Fair Market Value of a share of Common Stock on the Date of Grant. All such Options shall be designated as Non-Qualified Stock Options and shall have a five year term. Each such Option shall be exercisable in full on the Date of Grant of such Option.

              If a Non-Employee Director's service with the Company terminates by reason of death, any Option held by such Non-Employee Director may be exercised for a period of one year from the date of death or until the expiration of the Option, whichever is shorter. If a Non-Employee Director's service with the Company terminates other than by reason of death, any Option held by such Non-Employee Director may be exercised for a period of three months from the date of such termination, or until the expiration of the stated term of the Option, whichever is shorter. All applicable provisions of the Plan (other than Sections 6.03(g) and (h)) not inconsistent with this Section 8.01 shall apply to Options granted to Non-Employee Directors.

              Article IX.  Terms Applicable to All Awards Granted Under the
     Plan

              9.01 Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

              9.02 Plan Provisions Control Award Terms. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Award under the Plan that is contrary to any provisions of the Plan. If any provision of any Award shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Award, the terms in the Plan as constituted on the Date of Grant of such Award shall control.

              9.03 Modification of Award After Grant. Except as provided by the Committee, in its sole discretion, in the Award Agreement or as provided in Section 9.05, no Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

              9.04 Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Award. The Company may defer issuance of Common Stock under an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company, (b) the payment of cash by the Participant to the Company,
     (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Award, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. The Committee shall be authorized, in its sole discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

              9.05  Adjustments to Reflect Capital Changes; Change in Control.

                      (a) Recapitalization. The number and kind of shares subject to outstanding Awards, the purchase price or exercise price of such Awards, the amount of Non-Employee Director Options to be granted on any date under
              Article VIII, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case. In no event shall any adjustments be made under the provisions of this Section 9.05(a) to any outstanding Restricted Share Award if an adjustment has been or will be made to the shares of Common Stock awarded to a Participant in such person's capacity as a stockholder.

                      (b)  Sale or Reorganization.  After any
              reorganization, merger, or consolidation in which the Company is or is not the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise of such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

                      (c)  Options to Purchase Stock of Acquired
              Companies. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

                      (d)  Change in Control.  Upon a Change in
              Control, unless otherwise specifically prohibited by Rule
              16b-3:

                               (1)     Any and all Options shall become
                      exercisable as of the date of the Change in Control; and

                               (2)     The restrictions on vesting on all
                      Restricted Share Awards shall be deemed to have satisfied as of the date of the Change in Control.

                      (e) Existence of Awards. The existence of outstanding Awards shall not affect the right of the Company or its stockholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations and other changes in the Company's capital structure, the Company's business, any merger or consolidation of the Company, any issue of bonds, debentures or preferred stock of the Company, the Company's liquidation or dissolution, any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

              9.06 Surrender of Awards. Any Award granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

              9.07 No Right to Award; No Right to Employment. Except as provided in Article VIII, no director, employee, consultant or other person shall have any claim or right to be granted an Award. Neither the Plan nor any action taken hereunder shall be construed as giving any director, employee or consultant any right to be retained by the Company or any of its Subsidiaries.

              9.08 Awards Not Includable for Benefit Purposes. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

              9.09 Governing Law. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

              9.10 No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

              9.11 Compliance with Rule 16b-3 and Section 162(m). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with Section 162(m). If any provision of the Plan would be in violation of Rule 16b-3 or Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3 or Section 162(m), as the case may be, as determined by the Committee. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or Section 162(m) if the Board specifically determines that such compliance is no longer desired.

              9.12 Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

              9.13 Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

              9.14 Legends. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

              9.15 Investment Representation. The Committee may, in its discretion, demand that any Participant awarded an Award deliver to the Committee at the time of grant or exercise of such Award a written representation that the shares of Common Stock subject to such Award are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the grant or exercise of his or her Award shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

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              9.16  Amendment and Termination.

                      (a) Amendment. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Voting Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Voting Stock, make any amendment that requires stockholder approval under any applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award; provided, however, that the Committee may, in its sole discretion, make provision in an Award Agreement for such amendments that, in its sole discretion, it deems appropriate. If required by Rule 16b-3, Article VIII shall not be amended or modified more frequently than once in any period of six consecutive months other than to comport with changes in ERISA, the Code or the rules and regulations promulgated thereunder.

                      (b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised and may vest after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable or vest had the Plan not terminated.

              9.17 Costs and Expenses. All costs and expenses incurred in administering the Plan shall be borne by the Company.

              9.18 Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any award under the Plan.

              9.19 Additional Restrictions on Transfer; Company's Repurchase Right; Legends.

                      (a) Additional Restrictions on Transfer. Each Participant who receives an Award under the Plan shall be prohibited from selling, exchanging, transferring, pledging, hypothecating, giving or otherwise disposing of the underlying shares of Common

              Stock until 180 days have elapsed following such time as the Company has consummated an initial public offering of its Common Stock; provided, however, that shares of Common Stock may be used to pay the option price of Options and to pay withholding and other taxes as otherwise provided in the Plan.

                      (b)      Company's Repurchase Right.  Upon a
              Participant's Termination of Employment, the Company shall have the right to repurchase any or all of the shares of Common Stock issued to the Participant with respect to Awards made under the Plan, whether then held by the Participant or a transferee. If the Company wishes to exercise such right, it must pay the repurchase price for such shares of Common Stock to the Participant within sixty (60) days following the date of Termination of Employment. If the Company determines to repurchase shares of Common Stock from the Participant, the Company shall pay the affected Participant the Fair Market Value of the shares of Common Stock to be repurchased, as determined by the Committee, without regard to any restrictions on transfer to which the underlying shares of Common Stock may be subject. The Company's right to repurchase shares of Common Stock under this Section 9.19(b) shall terminate with respect to all Awards granted under the Plan once the Company consummates an initial public offering of its Common Stock (even if the Company is within the sixty (60) day period referred to above with respect to a particular Participant).

                      (c)      Legends.  Until the restrictions
              provided by Sections 9.19(a) and (b) lapse by their own terms, each share of Common Stock issued under the Plan shall bear legends describing or referring to the existence of these restrictions.

              9.20 Loans. The Committee shall be entitled to grant to Participants granted Non-Qualified Stock Options (other than Non-Employee Director Options) the right to pay the exercise price of such Options by delivery to the Company of an amount of cash equal to the par value per share of Common Stock purchased on exercise and a recourse promissory note. Each such recourse promissory note shall have the following terms and conditions: (a) such promissory note shall not bear interest for the first year following the issuance thereof but thereafter shall bear interest at 2% over the prime rate of Citibank on such one year anniversary date, (b) interest shall be due and payable quarterly in arrears beginning in the second year, (c) the principal amount shall be due in full on the second anniversary date, (d) principal and accrued interest may be prepaid at any time, in whole or in part, without penalty,
     (e) in the event of a default in the payment of principal or interest when due and the continuance of such default for ten (10) days, the full principal amount of the promissory note plus accrued and unpaid interest shall become immediately due and payable, and (vi) the promissory note shall be secured by a pledge to the Corporation of shares of Common Stock having a Fair Market Value equal to 110% of the principal amount of the promissory note.

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